                                                                 EXHIBIT 10.3



                      SYMBION EMPLOYEE STOCK PURCHASE PLAN
                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into on the ______ day of _________, 20__, Inc. (the "Company") and _________________ (the "Participant"), in connection with the grant of an Option pursuant to an Offering under Section 5.4 of the Symbion Employee Stock Purchase Plan (the "Plan") that was made on ________________.

         The Company established the Plan to be an employee stock purchase plan described in section 423 of the Internal Revenue Code in order to provide eligible employees with an opportunity to purchase the common stock of the Company. The Company amended the Plan effective February 22, 2006, to provide for separate offerings that are not eligible for the tax treatment described in section 423 of the Internal Revenue Code. The parties intend that this grant be treated as a Discretionary Option described in the Plan, subject to the terms stated in this Agreement.

         1. Grant of Option. Subject to the terms and conditions set forth herein, the Company has granted to the Participant a Discretionary Option to purchase from the Company _________ shares of Stock at a price of $______ per share. This price is subject to adjustment as provided in Article VIII of the Plan. This Option expires at the close of business on _____________, 20__, unless it expires sooner pursuant to Paragraph 6. Except as otherwise provided in Paragraph 6 or in the Plan, this Option is exercisable at any time prior to the date it expires with respect to the number of shares of Stock shown in the schedule below.

                        On and After                  Shares Subject to Exercise
                        ------------                  --------------------------

                      _________, 20__                        ____ Shares
                      _________, 20__                   Additional ____ Shares
                      _________, 20__                   Additional ____ Shares
                      _________, 20__                   Additional ____ Shares


         2. Method of Exercise. The exercise of this Option is subject to the Participant's execution of a written stockholders agreement that generally applies to some or all of the stockholders of the Company, payment of the exercise price stated in Paragraph 1, and making arrangement for any required tax withholdings in a method that is acceptable to the Company or the Committee. The Participant may exercise this Option in whole or in part, from time to time, with respect to the number of whole shares of Stock that can be purchased at such time in accordance with Paragraph 1, by actual delivery of written notice to the Company at the address provided in Paragraph 10. Such notice of exercise shall:

            (a) specify the number of whole shares of Stock to be purchased, the exercise price and, if applicable, the portion of the Option that is being exercised;

            (b) contain evidence satisfactory to the Committee that the person exercising this Option is the Participant or has the right to exercise this Option; and

            (c) be accompanied by payment of the exercise price in accordance with the Plan and, in a manner that is acceptable to the Company or the Committee, payment of or arrangement for the payment of any required federal, state, and local withholding taxes that are due in connection with the exercise.

         3. Transfer and Exercise of Option. In general, this Option is not transferable and the Participant may not make any disposition of this Option or any interest herein during his or her lifetime, except for transfers pursuant to a will or the laws of descent and distribution; provided, however, that the Option may be transferred to the extent consented to by the Committee. As used herein, "disposition" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and whether during the Participant's lifetime or upon or after the Participant's death, including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment, except a transfer by will or by the laws of descent or distribution. Any attempted disposition in violation of this Paragraph is void.

         4. Status of Participant. The Participant shall not be deemed a stockholder of the Company with respect to any of the shares of Stock subject to this Option, except to the extent that such shares shall have been purchased and transferred to him or her. The Company is not required to issue shares of Stock purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares shall have been duly listed on any securities exchange on which the Stock may then be listed.

         5. No Effect On Capital Structure. This Option shall not affect the right of the Company or any Affiliate to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

         6. Expiration of Option. The right to exercise this Option will expire on the date specified in Paragraph 1, which is seven years after the date of grant, provided that this Option will expire earlier on the soonest of any of the following circumstances to occur:

            (a) Disability. Upon termination of employment due to the Participant's disability (as defined in section 22(e)(3) of the Code), the Participant shall have the right for 12 months after such disability to exercise this Option in accordance with Paragraph 1 if the Participant was otherwise entitled to exercise any portion of this Option on the date of such termination. Thereafter, this Option shall terminate and cease to be exercisable.

            (b) Death. If the Participant dies, this Option shall be fully exercisable by the Participant's legal representatives, heirs, legatees, or distributees for 12 months following the date of death if the Participant was entitled to exercise it on such date, without regard to the schedule in Paragraph 1. Thereafter, this Option shall terminate and cease to be exercisable.

            (c) Other Termination of Employment. If the Participant's employment terminates for any reason other than the circumstances described in subparagraphs (a) or (b) above, the Participant may exercise this Option for three months after such termination, but only to the extent the Participant was able to do so under Paragraph 1 on the date of termination of employment. Thereafter, this Option shall terminate and cease to be exercisable.

         7. Committee Authority. Any question concerning the interpretation of this Agreement, any adjustments required to be made under the Plan and any controversy that may arise under the Plan or this Agreement shall be determined by the Committee in its sole discretion. Such decision by the Committee shall be final and binding.

         8. Change in Control. Upon the occurrence of a "Change in Control," as defined below, this Option shall be subject to the following:

            (a) If, as a result of a Change in Control, the Company is not the surviving entity after a transaction, or survives only as a subsidiary or is otherwise controlled by another entity, this Option shall be assumed by the entity which is the survivor of the transaction, or converted into options to purchase the common stock of the surviving entity, in a transaction to which section 424(a) of the Code applies.

            (b) If the Company experiences an event which results in a "Change in Control," as defined in this Paragraph 8, then, whether or not the vesting requirements set forth herein have been satisfied, all rights under this Option shall become fully vested and exercisable immediately prior to the Change in Control event; provided, however, a portion of the acceleration of vesting described herein shall not occur with respect to this Option to the extent such acceleration of vesting would cause the holder to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Option did not occur. This limitation shall not apply to the extent that the stockholders of the Company or the acquirer approve the acceleration of vesting hereunder in a manner that satisfies section 280G(b)(5)(B) of the Code, or to the extent that the Participant is a party to an agreement in which the Participant is fully indemnified or otherwise held harmless for the taxes that result from section 4999 of the Code.

            (c) For the purposes of this Agreement, a "Change in Control" will be deemed to have occurred for purposes hereof, if any one of the following events occur:

            (1) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as that term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition shall notconstitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company, or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (2) the Company or its Subsidiaries, or
          (3) any Person in connection with a Non-Control Transaction (as hereinafter defined);

                  (2) The individuals who, as of the date of this Plan, are members of the Company's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Company's Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Company's Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (3) Approval by stockholders of the Company of:

                  (i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a Non-Control Transaction. A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                            (A) the stockholders of the Company, immediately
                   before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; and

                            (B) the individuals who were members of the
                   Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation;

                  (ii) A complete liquidation or dissolution of the Company; or

                  (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting

Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. Notwithstanding anything to the contrary contained herein, a change in ownership that occurs as a result of a public offering of the Company's equity securities that is approved by the Board shall not alone constitute a Change in Control.

         9. Plan Controls. The terms of this Agreement are governed by the terms of the Plan, as it exists on the date of this Agreement and as the Plan is amended from time to time. A copy of the Plan, and any amendments thereto, has been delivered or made available to the Participant and shall be deemed to be a part of this Agreement as if fully set forth herein. In the event of any conflict between the provisions of the Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise. For purposes of this Agreement, the defined terms in the Plan shall have the same meaning in this Agreement, except where the context otherwise requires. The terms "Article" or "Section" generally refer to provisions within the Plan; provided, however, the term "Paragraph" shall refer to a provision of this Agreement.

         10. Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or Participant may change, by written notice to the other, the address previously specified for receiving notices. Notices delivered to the Company shall be addressed as follows:

                         Symbion, Inc.
                         Attn: Dale Kennedy
                         40 Burton Hills Blvd., Suite 500
                         Nashville, TN 37215
                         Phone: (615) 234-5900
                         Fax:   (615) 234-5999

Notices to the Participant shall be hand delivered to the Participant on the premises of the Company or its Affiliates, or mailed to the last address shown on the records of the Company.

         11. Information Confidential. As partial consideration for granting of this Option, the Participant agrees that he or she will keep confidential all information and knowledge that the Participant has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

         12. Governing Law. Except as is otherwise provided in the Plan, where applicable, the provisions of this Agreement shall be governed by the internal laws of the State of Tennessee, without regard to the principles of conflicts of laws thereof.



                            [Execution Page Follows]

                                 EXECUTION PAGE

         IN WITNESS WHEREOF, the Company and the Participant have caused this Agreement to be executed to be effective as of ___________ ___, 20___.




                                             SYMBION, INC.



                                             -----------------------------------
                                             R. Dale Kennedy
                                             Secretary



                                             -----------------------------------


                                             ---------------------
                                             Participant